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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 1996

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1996, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1996-1)

                               Superior Bank FSB
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             (Exact name of registrant as specified in its charter)

       United States                   33-92770               36-1414142
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(State or Other Jurisdiction          Commission           (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

One Lincoln Centre
Oakbrook Terrace Illinois                                       60181
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (708) 916-4000
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Item 5. Other Events


     On August 26, 1996 (a "Remittance Date") a scheduled remittance was made to the Certificateholders with respect to AFC Mortgage Loan Asset Backed Certificates, Series 1996-1, issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1996, among Superior Bank FSB., as Depositor, Lee Servicing Company, a division of Superior Bank FSB., as Servicer and LaSalle National Bank, as Trustee. The information contained in the Servicer's Monthly Remittance Report to the Trustee, which shall be forwarded by the Trustee to the Certificateholders, is attached hereto as Exhibit 21.1 and is incorporated herein by reference.

     Capitalized terms used herein and not defined shall have the same meanings ascribed to them in the pooling and Servicing Agreement.

     Items 2 through 4 and Items 6 and 8 are not included because they are not applicable.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a)     Not applicable

             (b)     Not applicable

             (c)     Exhibits

             21.1    Monthly Remittance Report for the month of August, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SUPERIOR BANK F.B.


                                        By: /s/ WILLIAM C. BRACKEN
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                                            Name: William C. Bracken
                                            Title:   Executive Vice President

Dated: August, 1996

                                 EXHIBITS TABLE

     21.1 Monthly Remittance Report for the month of August, 1996.